UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2014

BLUELINX HOLDINGS INC.
(Exact name of registrant specified in its charter)

Delaware	001-32383	77-0627356
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

4300 Wildwood Parkway, Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 953-7000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On December 14, 2014, the Compensation Committee of the Board of Directors (the "Committee") of BlueLinx Holdings Inc. (the "Company") approved a form of Restricted Stock Unit Award Agreement for Executives and Employees and a form of Restricted Stock Unit Award Agreement for Non-Employee Directors (collectively, the "Award Agreements") for use in connection with grants of Restricted Stock Units ("RSUs") to employees, executive officers and non-employee directors of the Company and its subsidiaries under the Company’s Amended and Restated 2006 Long-Term Equity Incentive Plan (the "Plan"). Pursuant to the terms of the Plan and the Award Agreements, recipients will be entitled to receive, at the option of the Committee, either one share of the Company’s common stock, no par value, or a lump sum cash payment equal to the Fair Market Value (as defined in the Plan) of one share for each vested RSU.
The Restricted Stock Unit Award Agreement for Executives and Employees provides that vesting will occur on a fixed date or series of dates to be determined by the Committee at the time of grant, provided the participant has remained continuously employed by the Company from the date of grant, and will accelerate upon the death or disability of the participant. Vested RSUs will be settled within 30 days of the applicable vesting date.
The Restricted Stock Unit Award Agreement for Non-Employee Directors provides that vesting will occur on the first anniversary of the grant date, provided the participant has continuously served as a director from the date of grant and has not been employed by Cerberus Capital Management LP or any of its affiliates during that time. Vested RSUs will be settled within 30 days of the earlier of the 10 year anniversary of the date of grant or the date of termination of the participant's service as a director.
As of the date of this Current Report on Form 8-K, no grants of RSUs have been made by the Committee. The foregoing description of the Award Agreements is qualified in its entirety by reference to the Award Agreements, which are filed with this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2 hereto and are hereby incorporated by reference.

Item 9.01     Financial Statements and Exhibits

(d)              Exhibits

Exhibit No.	Description
10.1	BlueLinx Holdings Inc. 2006 Long-Term Equity Incentive Plan Restricted Stock Unit Award Agreement for Executives and Employees
10.2	BlueLinx Holdings Inc. 2006 Long-Term Equity Incentive Plan Restricted Stock Unit Award Agreement for Non-Employee Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUELINX HOLDINGS INC.

By:	/s/ Sara E. Epstein
Sara E. Epstein
Vice President, General Counsel & Corporate Secretary

Dated: December 17, 2014

EXHIBIT INDEX

Exhibit No.	Description
10.1	BlueLinx Holdings Inc. 2006 Long-Term Equity Incentive Plan Restricted Stock Unit Award Agreement for Executives and Employees
10.2	BlueLinx Holdings Inc. 2006 Long-Term Equity Incentive Plan Restricted Stock Unit Award Agreement for Non-Employee Directors